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                        STOCK SALE RESTRICTION AGREEMENT

                          TELECOM WIRELESS CORPORATION

         The undersigned is a founder and/or a present or former officer and/or director of Telecom Wireless Corporation, a Utah corporation ("TWC"), who beneficially owns or may hereafter acquire beneficial ownership of shares of its common stock, par value $.001 per share ("Common Stock"), and/or securities or rights exercisable for or convertible into shares of Common Stock ("Derivative Securities"). For purposes of this Agreement, "founder" means each of the former shareholders of Phoenix Communications, Inc. who received TWC Common Stock in connection with the acquisition of Phoenix by TWC.

         The undersigned acknowledges and agrees that maintaining an orderly market for the Common Stock is in the best interests of TWC and all of its shareholders. Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees as follows:

1. RESALE LIMITATIONS. The undersigned agrees not to sell shares of Common Stock now owned or hereafter acquired by him, including shares acquired upon exercise or conversion of Derivative Securities (the "Shares"), on the OTC Bulletin Board, the Nasdaq Stock Market, or any other market or exchange on which shares of Common Stock are listed or a trading market shall exist, except in accordance with the following limitations ("Resale Limitations"):

         a. The maximum amount which can be sold during any period of 30 consecutive calendar days shall not exceed the lesser of $25,000 in gross proceeds or 5,000 Shares (adjusted for stock splits and combinations and stock dividends).

         b.       No Share may be sold for a price less than $4.25.

         c. The terms "Shares," "Derivative Securities" and "Common Stock" shall include any securities issued in connection with or in exchange or substitution for such securities pursuant to merger, consolidation, dividend or otherwise.

2. SHORT SALE PROHIBITION. During the term of this Agreement, the undersigned agrees not to engage in any short sales or other transactions where the undersigned could profit or otherwise benefit from a decline in the value of the Common Stock or any Derivative Securities.

3. CHANGE OF RESALE LIMITATIONS. The board of directors of TWC, in the exercise of its discretion, may change or terminate the Resale Limitations without prior notice to or approval by the undersigned, except that the Resale Limitations may not be made more restrictive than as originally provided herein without the consent of the undersigned.

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         TWC shall promptly give notice of termination or any change in the
         Resale Limitations to the undersigned. The board of directors, in the exercise of its discretion, may waive all or any portion of the Resale Limitations.

4. LEGEND. The undersigned agrees to promptly deliver to TWC all certificates in his possession or control evidencing Shares and Derivative Securities. TWC shall imprint the following legend or one substantially similar thereto on the certificates and promptly return them to the undersigned:

                  The securities evidenced by this certificate are subject to a Stock Sale Restriction Agreement dated January ___, 2000, a copy of which is on file at the offices of the Company.

         Such certificates shall bear such additional legends as may be required by law or contract.

5. TERM. The term of this Agreement shall commence as of the date set forth below and shall continue for two years thereafter unless sooner terminated by the board of directors as provided herein; provided, however, that this Agreement shall automatically terminate if the average daily trading volume of shares of Common Stock on any market or exchange equals or exceeds 138,500 shares (adjusted for stock splits and combinations and stock dividends) for each of 20 consecutive trading days.

6. MISCELLANEOUS. (i) This Agreement sets forth the entire understanding of the parties and supersedes all prior written or oral understandings and agreements and may be modified only by a writing signed by all parties; (ii) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors, assigns (including assignees of Shares or Derivative Securities in violation of the Resale Limitations), legal representatives, heirs and estates of the parties hereto; (iii) This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the conflict of laws provisions thereof and the parties consent to exclusive venue in any federal court located in the state or any state court located in the county where TWC maintains its principal executive offices; (iv) The waiver or failure of any party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of such or any other term, covenant or condition; (v) In the event any party takes legal action against any other party in order to enforce the terms of this Agreement, the party in whose favor a final judgment is rendered shall be entitled to recover from the other party his or its reasonable attorneys' fees and costs to be fixed by the court which renders such judgment. Such fees and costs shall include those incurred in connection with any appeal or appeals; (vi) Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be void or unenforceable, all other provisions of this Agreement shall remain in full force and effect; and (vii) All notices required hereunder shall be deemed to have been given when in writing upon the earlier of personal delivery or three

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         days following deposit in the United States mails by certified or registered mail, postage prepaid, to the party at the addresses set forth below. Any party hereto, by notice duly given, may change the address for the giving of notice.

         Dated this ________ day of January 2000.


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         Signature

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         Print Name

         ------------------------------------

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         Address

         TWC securities owned as of the date of this Agreement:

         Shares: _______________________________________________________________

         Options: ______________________________________________________________

         Warrants: _____________________________________________________________

         Convertibles: _________________________________________________________

         Other: ________________________________________________________________


         TELECOM WIRELESS CORPORATION


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         By Authorized Officer

         5299 DTC Boulevard, Suite 1120
         Englewood, CO 80111

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